Investor Presentation May 17, 2021

2 Forward Looking Statements This investor presentation contains statements reflecting our views about the future performance of Hostess Brands, Inc. and its subsidiaries (referred to as “Hostess Brands” or the “Company”) that constitute “forward-looking statements” that involve substantial risks and uncertainties. Forward-looking statements are generally identified through the inclusion of words such as “believes,” “expects,” “intends,” “estimates,” “projects,” “anticipates,” “will,” “plan,” “may,” “should,” or similar language. Statements addressing our future operating performance and statements addressing events and developments that we expect or anticipate will occur are also considered forward-looking statements. All forward looking statements included herein are made only as of the date hereof. We undertake no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise. These statements inherently involve risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. These risks and uncertainties include, but are not limited to; our ability to maintain, extend or expand our reputation and brand image; failing to protect our intellectual property rights; our ability to leverage our brand value to compete against lower-priced alternative brands; our ability to correctly predict, identify and interpret changes in consumer preferences and demand and offering new products to meet those changes; our ability to operate in a highly competitive industry; our ability to maintain or add additional shelf or retail space for our products; our ability to continue to produce and successfully market products with extended shelf life; our ability to successfully integrate, achieve expected synergies and manage our acquired businesses and brands; our ability to drive revenue growth in our key products or add products that are faster-growing and more profitable; volatility in commodity, energy, and other input prices and our ability to adjust our pricing to cover any increased costs; the availability and pricing of transportation to distribute our products; our dependence on our major customers; our geographic focus could make us particularly vulnerable to economic and other events and trends in North America; consolidation of retail customers; increased costs to comply with governmental regulation; general political, social and economic conditions; increased healthcare and labor costs; the fact that a portion of our workforce belongs to unions and strikes or work stoppages could cause our business to suffer; product liability claims, product recalls, or regulatory enforcement actions; unanticipated business disruptions; dependence on third parties for significant services; inability to identify or complete strategic acquisitions; our insurance not providing adequate levels of coverage against claims; failures, unavailability, or disruptions of our information technology systems; departure of key personnel or a highly skilled and diverse workforce; and our ability to finance our indebtedness on terms favorable to us; and other risks as set forth under the caption “Risk Factors” from time to time in our Securities and Exchange Commission filings. The impact of COVID-19 may also exacerbate these risks, any of which could have a material effect on the Company. This situation is changing rapidly and additional impacts may arise that the Company is not aware of currently. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company's behalf are expressly qualified in their entirety by these risk factors. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise. Industry and Market Data In this Investor Presentation, Hostess Brands relies on and refers to information and statistics regarding market shares in the sectors in which it competes and other industry data. Hostess Brands obtained this information and statistics from third-party sources, including reports by market research firms, such as Nielsen. All prior period market data in this presentation reflects the restatement of convenience channel data executed by Nielsen during 2020. Additionally, prior period Nielsen data was adjusted to exclude the Cloverhill® and Big Texas® brands in the periods they were not owned by Hostess. Hostess Brands has supplemented this information where necessary with information from discussions with Hostess customers and its own internal estimates, taking into account publicly available information about other industry participants and Hostess Brands’ management’s best view as to information that is not publicly available. Use of Non-GAAP Financial Measures Adjusted net revenue, adjusted gross profit, adjusted operating income, adjusted net income, adjusted Class A net income, adjusted diluted shares and adjusted EPS collectively referred to as “Non-GAAP Financial Measures,” are commonly used in the Company’s industry and should not be construed as an alternative to net revenue, gross profit, operating income, net income, net income attributed to Class A stockholders or earnings per share as indicators of operating performance (as determined in accordance with GAAP). These Non-GAAP financial measures exclude certain items included in the comparable GAAP financial measure. This Investor Presentation also includes non-GAAP financial measures, including earnings before interest, taxes, depreciation, amortization and other adjustments to eliminate the impact of certain items that we do not consider indicative of our ongoing performance (“Adjusted EBITDA”) and Adjusted EBITDA Margin. Adjusted EBITDA Margin represents Adjusted EBITDA divided by net revenues. Hostess Brands believes that these Non-GAAP Financial Measures provide useful information to management and investors regarding certain financial and business trends relating to Hostess Brands’ financial condition and results of operations. Hostess Brands’ management uses these Non-GAAP Financial Measures to compare Hostess Brands’ performance to that of prior periods for trend analysis, for purposes of determining management incentive compensation, and for budgeting and planning purposes. Hostess Brands believes that the use of these Non-GAAP Financial Measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management of Hostess Brands does not consider these Non-GAAP Financial Measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate non-GAAP measures differently, and therefore Hostess Brands’ Non-GAAP Measures may not be directly comparable to similarly titled measures of other companies. The Company does not provide a reconciliation of the forward-looking information to the most directly comparable GAAP measures because of the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. Totals in this Investor Presentation may not add up due to rounding.

Hostess Brands

A Sustainable, Profitable Growth Story

- Iconic Brands
- Continuous Innovation to Drive Growth
- Collaborative Customer Relationships
- Efficient Manufacturing & Distribution Model
- Proven Scalable Platform


#1 Market Share
in Subcategory*
Hostess
CupCakes
Hostess
donettes
Hostess
Twinkies
Voortman
Vanilla Wafers
SUGAR FREE!
Chocolate Chip

Net Revenue (in millions)


$223
$243
$265
9.0%
CAGR
Q1 2019
Q1 2020
Q1 2021

Adjusted EBITDA (in millions)


$49
$51
$62
12.5%
CAGR
Q1 2019
Q1 2020
Q1 2021

Net Revenue and Adjusted EBITDA are non-GAAP financial measures. See "Use of Non-GAAP Financial Measures" in the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures.

* Market share for the company for the doughnuts and snack cake subcategories within the Sweet Baked Goods category and sugar-free cookies and crème wafers subcategories within the Cookie category per Nielsen U.S. total universe, 13 weeks ending April 3, 2021.

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4 Consistent Track-record of Delivering Growth Dedicated to Bringing Consumers the Comfort and Joy of ▪ Delivered 9% net revenue with growth from both SBG and Voortman ▪ Achieved strong Voortman growth and realization of synergies following successful integration in 2020 and increasing distribution ▪ Outstanding retail performance outperforming category point-of-sale growth, achieving continued market share gains due to strategic positioning in higher-growth subsegments ▪ Executing 2021 innovation driving incremental growth and advancing innovation pipeline focused on consumer-based data and insights ▪ Implementing multi-faceted pricing actions in 2H of 2021

Execution Against Pillars for Growth

Focused on Advancing ESG Initiatives and Driving Shareholder Value

Grow the Core

- 9.0% Q1 Net Revenue Growth*
- 22.5% Q1 Adjusted EBITDA Growth*
- SBG POS up 8.7%, well ahead of the SBG Category, driven by Hostess branded POS growth of 10.6%**
- Voortman POS up 8.7%, well ahead of the Cookie category, driven by 32% growth of sugar-free cookies**

Grow through Innovation

- Executing 2021 Innovation Slate with exciting new platform launches and expansion into new product forms, pack-sizes and packaging
- Adjusting merchandising to adapt to changes in customers and consumers buying behaviors and target more profitable channels and products

Improve through Agility & Efficiency

- Completed Donette packaging extension and investing ~$25 million in new cake line to unlock future growth potential
- Modifying product assortment to optimize profit and meet consumer demand
- Realized key synergies from Voortman acquisition

Cultivate Talent & Capabilities

- Expanded leadership team with addition of new Chief Growth Officer, Dan O'Leary, and appointed two new Board members
- Leveraging team's strong capabilities to drive expanded distribution of Voortman
- Expanding digital platform to address growing market demands

Leverage Strong Cash Flow

- Reduced leverage to 3.6x - within target range
- Increased operating cash flow by 150%

* Adjusted Net Revenue and Adjusted EBITDA for the three months ended March 31, 2021 as compared to prior year are non-GAAP financial measures. See "Use of Non-GAAP Financial Measures" and the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures.

** Source: Nielsen, Total Nielsen Universe for the Company within the SBG Category. Point of sale ("POS") and Hostess branded Panel Data for the 13 weeks ended 4/3/21 as compared to the comparable periods in the prior year.

5

$51.0 $62.5 Q1 2020 Q1 2021 6 Driven by Voortman® and Hostess® Brand Growth $243.5 $265.4 Q1 2020 Q1 2021 (in millions) 9.0% growth 22.5% growth Results are for three months ended March 31, 2021 and 2020. Adjusted Revenue and Adjusted EBITDA are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures.

7 Strong Voortman Growth as Lap Q1 2020 Transition to Warehouse Model Sweet Baked Goods $237.7 $226.4 $11.3 5.0% Cookies 27.7 17.1 10.6 62.0% Total Net Revenue $265.4 $243.5 $21.9 9.0% Sweet Baked Goods net revenue growth driven by strong Hostess® branded sales, partially offset by lower private-label and non-Hostess® branded sales as we continue to strategically rebalance our portfolio to best serve customers and consumers while protecting margins.

8 Growing Point-of-Sale and Expanding Market Share in the Sweet Baked Goods Category 2017 2018 2019 18.2% 18.9% 19.5% 2017 2018 2019 $1,109 $1,206 $1,292 16.6% 2020 $1,149 2020 Source: Nielsen, Total Nielsen Universe for the Company within the SBG Category. Point of Sale and Market Share, 52 weeks ending 4/8/17, 4/7/18, 4/6/19, 4/4/20 4/3/21. Prior period Nielsen data reflects the restatement of convenience channel data executed by Nielsen during 2020. Additionally, prior period Nielsen data was adjusted to exclude the Cloverhill® and Big Texas® brands in the periods they were not owned by Hostess (2017 – 2018). 19.9% 2021 $1,383 2021

9 Growth Ahead of the Category Driven by Strong Performance in Convenience, Grocery and Dollar Channels $0 $50 $100 $150 $200 Convenience Grocery Mass Dollar Club Drug 13 WE 4/4/2020 13 WE 4/3/2021 Market Share 28.6% 15.0% 13.1% 32.9% 22.5% 54.4% Market Share Change (bps) 327 139 (198) 786 (69) 570 POS Change 13.8% 9.1% (11.8)% 36.5% (6.5)% (0.8)% P O S D o ll a rs (I n M il li o n s) Total Hostess 8.7% 20.7% 163 $364M $335M All-time High Market Share Source: Nielsen, Total Nielsen Universe for the Company within the SBG Category. Point of sale (“POS”) and market share data changes for the 13 weeks ended 4/3/2021 as compared to the comparable period in the prior year. Prior period Nielsen data reflects the restatement of convenience channel data executed by Nielsen during 2020.

10 Multi-Packs Continue Strong Growth Multi-Pack Point-of-Sale Single Serve Point-of Sale Source: Nielsen, Total Nielsen Universe for the Company within the SBG Category. Q1 2020 - 13 weeks ended 4/4/20, Q1 2021 – 13 weeks ended 4/3/21 Q1 2020 Q1 2021 15.7% 11.5% 7.6% (2.2%) -2.7% 10.1% -7.8% Q1 2020 Q1 2021 Market share gains and increasing mobility driving single-serve mix improvement In-home snacking driving consecutive years of multi-pack growth

11 Provides Flexibility to Invest in Growth and Generate Shareholder Value Disciplined Approach to Cash Management ▪ Reinvest in business for future growth ▪ De-leverage ▪ Strategic acquisitions ▪ Return Capital to Shareholders through Securities Repurchases History of successfully reducing leverage following acquisitions while continuing to make disciplined investments for growth Q1 2020 4.5x**4.4x Target Long-Term Leverage 3.0-4.0x * Net Leverage ratio is net debt (total long-term debt less lease obligations, unamortized debt premiums and cash and cash equivalents) divided by adjusted EBITDA for the trailing twelve-month period. ** 2020 proforma leverages included an assumption of $20 million of incremental EBITDA from the acquisition of Voortman and removal of $3 million of historical in-store bakery EBITDA 3.6x Q1 2021

12 Strong Growth Across All Key Metrics Driven by Strong Hostess Demand and Achievement of Voortman Synergies Net Revenue $265.4 $243.5 $21.9 9.0% Adjusted Gross Profit $95.5 $84.3 $11.2 13.3% Adjusted Gross Margin 36.0% 34.6% 136bps Adjusted EBITDA $62.5 $51.0 $11.5 22.5% Adjusted EBITDA Margin 23.5% 20.9% 259bps Adjusted EPS $0.20 $0.14 $0.06 40.0% Adjusted Gross Profit, Adjusted Gross Margin, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted EPS are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” in the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures.

13 ($ in millions, except EPS and leverage ratio) 2021 Guidance Adjusted Net Revenue 3%-4.5% Growth Adjusted EBITDA $255 – $265 (Growth of 6 – 10%) Adjusted EPS $0.80 – $0.85* (Growth of 7 – 13%) Leverage Ratio ~3x* (Improvement of ~1 full turn) Adjusted Net Revenue, Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures. The Company’s leverage ratio is net debt (total long-term debt less cash) divided by adjusted EBITDA. The Company does not provide a reconciliation of forward-looking financial expectations to the most directly comparable GAAP financial measure because of the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation; including adjustments that could be made for deferred taxes; remeasurement of the tax receivable agreement, transformation expenses and other non-operating gains or losses reflected in the Company's reconciliation of historic non-GAAP financial measures, the amount of which could be material. Please refer to the Reconciliation of Non-GAAP Financial Measures included in the Appendix for further information about the use of these measures. Solid Growth Building on Strong 2020 Performance ▪ Capital expenditures of $60 - $65 million expected, including a $25 million investment in a new cake capacity ▪ Effective tax rate of ~27% expected * Guide assumes effective net settlement of warrants which expire in November 2021 and no additional share repurchases

14 Long-Term Growth Drivers

15 Leading Peer Group Performance Indulgent Snacking Treats is the Fastest Growing Snacking Sub-Segment1 3 Strong Innovation Pipeline with Opportunities for Expansion within Existing Categories Outperforming Competition in Key Growth Segments Broad Reach Across Channels with Highest Distribution in SBG 91 % ACV2 Source 1. Hostess Consumer Snacking Survey (N = 6082; 12/2020); McKinsey Analytics Source 2: Nielsen, Total Nielsen Universe % ACV for the 52 weeks ending 4/3/21

16 Snacking Market Growth 2017 2020 2022E +$10 Billion Source: 1 IRI Actuals Total US -Multi Outlet + Conv Calendar; Mintel Forecast Total US –Multi Outlet + Conv Calendar. 2 Hostess Consumer Snacking Survey (N = 6082; 12/2020); McKinsey Analytics $125B1 $170B2 $180B2

17 Well Positioned to Capture Top Consumer Preferences Consumers Prefer Sweet Snacks More Than Better-For-You 46% 54% 63% 66% 68% 69% 74% Regional Hispanic snacks Snackified entrees Plant-based protein snacks Breakfast snacks Late-night snacks Better-for-you snacks Sweet Snacks Snack preference is for Sweet Snacks Source: Mintel Snacking Motivations and Attitudes, January 2019, Mintel. #1 Snack Occasions by Type 32% 36% 32% Sweet Savory Better- for-You 32% 32% Source: NPD Group/Snack Track YE March 2019.

23% 24% 25% 26% 27% 28% $460 $500 $540 $580 2018 2019 2020 2021 POS Market Share 18 Leading Market Share at All-Time High Convenience POS and Market Share Source: Nielsen, Total Nielsen Universe for the Company in the Convenience channel within the SBG Category for the 52 weeks ended April 3, 2021 and the comparable prior year periods and reflects a scheduled one-week shift in current and prior-year reporting periods performed by Nielsen in April 2021 to better coincide with calendar periods. P O S D o ll a rs (I n M il li o n s) M a rk e t S h a re Continued Market Share Gains Establish Strong Platform for Future Growth

19 Growth in $3.6 Billion Breakfast Sub-Category Driven by Strong Performance in Pastries and Doughnuts 20.0% 12.2% 17.6% 1.1% -3.9% 0.8% Breakfast Pastries Doughnut Total Breakfast Hostess Category POS Dollars Growth QTD vs Prior Year $341M Source: Nielsen, Total Nielsen Universe for the Company within the SBG Category. Point of sale (“POS”) changes for the 13 weeks ended 4/3/2021 as compared to the comparable period in the prior year and reflects a scheduled one-week shift in current and prior-year reporting periods performed by Nielsen in April 2021 to better coincide with calendar periods.

20 Strong Track Record of Success with 5.8%1 Increase in 3-Year Rolling Innovation Net Revenue Contribution vs. PY Core Development Building on Iconic Brand Favorites with Flavor Extensions Expanding Breakfast Accelerating Growth within Fastest Growing Subsegment of Category Limited-Time-Offers Keeping Products Relevant and Engaging for Consumers New Platforms Expanding into New Consumer Need States Targeting Younger Consumers Voortman Channel Expansion Penetrating Convenience Channel with Single-serve Usage Occasion 1. As of 12/31/2020

21 Successfully Executing Against Building Blocks for Accretive Growth Transition to Warehouse Distribution Model and Integration into Hostess Operations Securing Cost Synergies Accelerate Growth through Increased Merchandising and Innovation Driving Expanded Depth of Distribution and Merchandising ACV 1H 2020 2021 and Beyond

Strengthening our core Hostess brand and expanding into adjacent categories through innovation and strong partnerships with our customers 22 We delight consumers and build iconic brands supported by our core competencies to drive profitable growth Leveraging our highly efficient and profitable business model Executing strategic acquisitions to accelerate growth while effectively managing our capital structure Strong Brand Equity Low Cost Model Collaborative Customer Partnerships Continuous Innovation Significant Cash Flow Core Competencies

Organic Revenue Growth Top Quartile of Peer Group1 23 Objective: Long-term leading performance in our peer group Delivering Industry-Leading Total Shareholder Returns Adjusted EBITDA Margin Top Quartile of Peer Group1 Free Cash Flow Conversion2 Top Quartile of Peer Group1 1. Peer group defined as S&P Composite 1500 Packaged Foods and Meats Sub Index. 2. Free Cash Flow conversion is defined as (operating cash flow- capital expenditures)/net income.

24 Appendix

Non-GAAP Reconciliations

	Three Months Ended March 31, 2021					Three Months Ended March 31, 2020					Three Month Ended March 31, 2019
	Gross Profit	Operating Income	Net Income	Class A Net Income	Diluted EPS	Gross Profit	Operating Income	Net Income	Class A Net Income	Diluted EPS	Net Income
GAAP Results	$ 95.5	$ 47.0	$ 26.7	$ 26.7	$ 0.19	$ 79.3	$ 15.2	$ 81.7	$ 81.4	$ 0.02	$ 5.6
Non-GAAP adjustments:											
Foreign currency impacts	-	-	0.1	0.1	-	-	-	0.3	0.3	-	-
Acquisition, disposal and integration related costs (1)	-	-	-	-	-	1.0	14.9	14.9	14.1	0.12	1.7
Special employee incentive compensation	-	-	-	-	-	-	-	-	-	-	0.3
Facility transition costs (2)	-	-	-	-	-	3.7	5.7	5.7	5.4	0.04	(1.8)
Tax Receivable Agreement Remeasurement	-	-	-	-	-	-	-	-	-	-	-
Remmeasurement of tax liabilities	-	-	-	-	-	-	-	-	-	-	(6.0)
COVID-19 costs	-	-	-	-	-	0.3	0.3	0.3	0.2	-	-
Change in fair value of warrant liabilities	-	-	(0.1)	(0.1)	-	-	-	(79.1)	(79.1)	-	21.0
Other	-	-	0.3	0.3	0.01	-	-	0.3	0.3	-	0.4
Tax impact of adjustments	-	-	(0.1)	(0.1)	-	-	-	(5.5)	(5.5)	(0.04)	(0.4)
Adjusted Non-GAAP results	$ 95.5	$ 47.0	26.9	$ 26.9	$ 0.20	$ 84.3	$ 36.1	18.60	$ 17.1	$ 0.14	20.8
Income tax			10.1					5.8			5.2
Interest expense			10.0					11.7			10.2
Depreciation & amortization			12.7					12.8			10.9
Share-based compensation			2.8					2.1			2.3
Adjusted EBITDA			$ 62.5					$ 51.0			$ 49.4

1. Acquisition, disposal and integration related operating costs include $6.4 million of selling expense, $3.2 million of general and administrative expense and $4.3 million of business combination transaction costs.
2. Facility transition operating costs are included in general and administrative expenses on the consolidated statement of operations.

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